SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): July 30, 2001
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                       PARKVALE FINANCIAL CORPORATION
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         (Exact name of Registrant as specified in its Charter)



  Pennsylvania                   0-17411                     25-1556590
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(State or other           (Commission File Number)         (IRS Employer
 jurisdiction of                                            Identification
 incorporation)                                             Number)



  4220 William Penn Highway, Monroeville, Pennsylvania                 15146
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       (Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number, including area code:  (412) 373-7200
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                                    N/A
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         (Former name or former address, if changed since last report)



Item 5.   Other Events

     On July 30, 2001, Parkvale Financial Corporation (the "Company") and the Second National Bank of Masontown ("Masontown") entered into a definitive agreement (the "Consolidation Agreement") pursuant to which the Company will acquire Masontown (the "Consolidation"). The Consolidation Agreement provides that the Company will pay $92.00 in cash for each outstanding share of Masontown common stock upon completion of the Consolidation. Under the Consolidation Agreement, Masontown and a to-be-formed interim subsidiary of the Company will consolidate, with Masontown as the surviving entity. Immediately thereafter, Masontown will merge with and into Parkvale Savings Bank, a wholly owned subsidiary of the Company.

     The parties further agreed that in the event the Consolidation is not consummated under certain circumstances, Masontown will pay the Company liquidated damages of $1.6 million.

     The Consolidation will be accounted for as a purchase and is currently expected to close in the fourth quarter of 2001 or the first quarter of 2002. The Consolidation Agreement has been approved by the boards of directors of each company. However, it is subject to certain other conditions, including the approval of the stockholders of Masontown and the approvals of state and federal regulatory authorities.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Consolidation Agreement attached hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               See Exhibit Index








                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PARKVALE FINANCIAL CORPORATION



Date: July 30, 2001                By: /s/ Robert J. McCarthy, Jr.
                                       ______________________________________
                                       Robert J. McCarthy, Jr.
                                       President and Chief Executive Officer





















                                EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION


   2.1 Agreement and Plan of Consolidation, dated as of July 30, 2001, between Parkvale Financial Corporation and The Second National Bank of Masontown


  99.1 Press release dated July 30, 2001 made jointly by Parkvale Financial Corporation and The Second National Bank of Masontown